Exhibit 99.2

Aditxt Inc.

Unaudited Pro Forma Consolidated Financial Statements

(In U.S. dollars)

September 30, 2024

Aditxt Inc.

Pro Forma Consolidated Statement of Financial Position

(Unaudited)

(In thousands of U.S. dollars)

As of September 30, 2024

	Aditxt	Evofem	Appili (Note 3)	Pro Forma adjustments	Notes	Pro Forma consolidated
ASSETS	$	$	$	$		$
CURRENT ASSETS:
Cash	329	-	493	22,104	5(a)	22,926
Restricted cash	-	722	-	-		722
Accounts receivable, net	352	5,393	538	-		6,283
Inventory	89	1,463	-	-		1,552
Prepaid expenses	444	999	84	-		1,527
Subscription receivable	875	-	-	-		875
Other receivable	-	-	18	-		18
TOTAL CURRENT ASSETS	2,088	8,577	1,133	22,104		33,903

Fixed assets, net	1,716	1,181	18	-		2,915
Intangible assets, net	7	14,021	-	6,077	5(b)	20,105
Deposits	102	-	-	-		102
Right of use asset - long term	1,388	127	-	-		1,515
Other assets	-	36	-	-		36
Goodwill	-	-	-	142,919	5(c)	142,919
Investment in Evofem / Appili	24,537	-	-	(24,537)	5(d)	-
TOTAL ASSETS	29,839	23,942	1,151	146,563		201,495

The accompanying notes are an integral part to these unaudited pro forma consolidated financial statements.

Aditxt Inc.

Pro Forma Consolidated Statement of Financial Position

(Unaudited)

(In thousands of U.S. dollars)

As of September 30, 2024

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	Aditxt	Evofem	Appili (Note 3)	Pro Forma Adjustments	Notes	Pro Forma Consolidated
CURRENT LIABILITIES:	$	$	$	$		$
Accounts payable and accrued expenses	14,585	25,210	3,115	2,600	5(e)	45,510
Notes payable and other current liabilities - related party	467	685	-	(685)	5(e)	467
Notes payable, and other short term debt, net of discount	8,373	268	-	-		8,641
Financing on fixed assets	148	-	-	-		148
Deferred rent	118	-	-	-		118
Convertible notes payable carried at fair value	-	14,183	-	(14,183)	5(e)	-
Convertible notes payable - Adjuvant	-	30,202	-	(30,202)	5(e)	-
Derivative liabilities	-	162	-	(162)	5(e)	-
Other current liabilities	-	4,652	-	-		4,652
Corporate taxes payable	-	-	31	-		31
Long-term debt - current	-	-	7,117	-		7,117
Lease liability - current	678	116	-	-		794
Contingent liabilities - current	-	808	-	-		808
TOTAL CURRENT LIABILITIES	24,369	76,286	10,263	(42,632)		68,286

Derivative Liability	429	-	-	-		429
Long-term debt – non-current	-	-	603	-		603
Lease liability - long term	592	10	-	-		602
Contingent liabilities - non-current	-	13,775	-	-		13,775
TOTAL LIABILITIES	25,390	90,071	10,866	(42,632)		83,695

Convertible and redeemable preferred stock	-	4,759	-	82,081	5(f)	86,840

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock	1	10	-	(10)	5(g)	1
Treasury stock	(202)	-	-	-		(202)
Additional paid-in capital	167,781	825,430	44,730	(840,147)	5(g)	197,793
Accumulated other comprehensive income (loss)	-	(1,707)	128	1,579	5(g)	-
Accumulated equity (deficit)	(162,868)	(894,621)	(54,573)	945,692	5(g)	(166,370)
	4,712	(70,888)	(9,715)	107,114		31,222
NON-CONTROLLING INTEREST	(263)	-	-	-		(263)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	4,449	(70,888)	(9,715)	107,114		30,960
TOTAL LIABILITIES, CONVERTIBLE AND REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)	29,839	23,942	1,151	146,563		201,495

The accompanying notes are an integral part to these unaudited pro forma consolidated financial statements.

Aditxt Inc.

Consolidated Pro Forma Statement of Earnings

(Unaudited)

(In thousands of U.S. dollars, except earnings per share)

For the nine months ended September 30, 2024

	Aditxt	Evofem	Appili (Note 3)	Pro Forma Adjustments	Notes	Pro Forma Consolidated
REVENUE	$	$	$	$		$
Sales	131	12,259	12	-		12,402
Cost of goods sold	556	2,322	-	-		2,878
Amortization of intangible asset	-	301	-	-		301
Gross profit (loss)	(426)	9,636	12	-		9,222
OPERATING EXPENSES
Research and development	10,190	1,196	4,176	-		15,562
Sales and marketing	95	6,970	15	-		7,079
General and administrative expenses	11,502	8,143	1,644	-		21,289
Total operating expenses	21,787	16,309	5,835	-		43,931

NET LOSS FROM OPERATIONS	(22,213)	(6,673)	(5,823)	-		(34,708)

OTHER INCOME/(EXPENSE)
Interest expense	(4,151)	-	-	-		(4,151)
Interest income	1	13	1	-		15
Other income (expense), net	-	(1,736)	(49)	1,665	5(h)	(120)
Amortization of debt discount	(2,902)	-	-	-		(2,902)
Amortization of intangible assets	-	-	-	(344)	5(h)	(344)
Loss on issuance of financial instruments	-	(3,300)	-	3,300	5(h)	-
Gain on debt extinguishment	-	977	-	(977)	5(h)	-
Change in fair value of financial instruments	-	4,896	-	(4,896)	5(h)	-
Financing costs	-	-	(1,576)	-		(1,576)
Government assistance	-	-	4,931	-		4,931
Gain (loss) on note exchange agreement	(209)	-	-	-		(209)
Total other income/(expense)	(7,260)	850	3,307	(1,252)		(4,355)

Net earnings/loss before income taxes	(29,473)	(5,823)	(2,516)	(1,252)		(39,064)

Income tax expense	-	-	(7)	-		(7)

NET EARNINGS/LOSS	(29,220)	(5,823)	(2,523)	(1,252)		(39,071)

NON-CONTROLLING INTEREST LOSS	(253)	-	-	-		(253)

NET LOSS ATTRIBUTABLE TO ADITXT, INC. & SUBSIDIARIES	(29,220)	(5,823)	(2,523)	(1,252)		(38,818)

Deemed Dividend	(5,907)	(99)	-	99	5(h)	(5,907)

NET EARNINGS/LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	(35,127)	(5,922)	(2,523)	(1,153)		(44,725)

NET LOSS per share:
Basic	(522.86)					(111.80)
Diluted	(522.86)					(111,80)

Weighted average number of shares:
Basic	67,182					400,058
Diluted	67,182					400,058

The accompanying notes are an integral part to these unaudited pro forma consolidated financial statements.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the nine months ended September 30, 2024

1	Description of Transactions

Acquisition of Appili Therapeutics Inc. by Aditxt Inc.:

On December 12, 2023, Aditxt Inc. (“Aditxt”), through its wholly owned subsidiary, Adivir, Inc. (“Adivir”), entered into an agreement, as amended and restated, to acquire all of the outstanding Class A common shares of Appili Therapeutics Inc. (“Appili”) by way of a court approved plan of arrangement under the Canada Business Corporations Act and a definitive arrangement agreement entered between Appili and Adivir (the “Appili Transaction”). Upon closing of the Appili Transaction, Appili will become an indirect, wholly owned subsidiary of Aditxt. As part of the acquisition terms, Appili shareholders will receive 0.002745004 of a share of Aditxt common stock (the “Share Consideration”) and US$0.0467 in cash for each Appili share held (the “Cash Consideration” and together with Share Consideration collectively, the “Appili Transaction Consideration”), representing total consideration of approximately $6,108 based on closing price of the Aditxt shares on November 12, 2024. The consideration for acquiring Appili also included the assumption of Appili’s existing liabilities.

Acquisition of Evofem Biosciences by Aditxt:

On December 11, 2023, Aditxt, through a definitive agreement, entered into an Agreement and Plan of Merger, as amended and restated, with Evofem Biosciences, Inc. (“Evofem”) whereby Evofem will merge with a merger sub (‘Adifem”,the Merger Sub”), with Evofem surviving as as a wholly owned subsidiary of Aditxt (the “Evofem Transaction” and together with the Appili Transaction collectively, (“the Transactions”)). The consideration for acquiring Evofem includes the issuance or exchange of convertible preferred stock of $91,610, and cash consideration of $1,800 to Evofem’s common stockholders, along with paying off Evofem’s senior secured notes amounting to $15,669, investment of $4,000 to Evofem and the assumption of Evofem’s existing liabilities.

On July 12, 2024 (the “Closing Date” of the Amended and Restated Merger Agreement, as amended), Aditxt completed the Initial Parent Equity Investment (as defined under the Amended and Restated Merger Agreement) and entered into a Securities Purchase (the “Series F-1 Securities Purchase Agreement”) with Evofem, pursuant to which the Aditxt purchased 500 shares of Evofem’s Series F-1 Convertible Preferred Stock par value $0.0001 per share (“Evofem F-1 Preferred Stock”) for an aggregate purchase price of $500. In connection with the Series F-1 Securities Purchase Agreement, Aditxt and Evofem entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which Evofem agreed to file with the SEC a registration statement covering the resale of the shares of its common stock issuable upon conversion of the Evofem Series F-1 Preferred Stock within 300 days of the Closing Date and to have such registration statement declared effective by the SEC the earlier of the (i) 90th calendar day after the Closing Date and (ii) 2nd Business Day after the date Evofem is notified (orally or in writing, whichever is earlier) by the SEC that such registration statement will not be reviewed or will not be subject to further review. Pursuant to the Merger Agreement, Aditxt was also obligated to purchase an additional 3,500 shares of Evofem Series F-1 Preferred Stock for an additional aggregate purchase price of $3,500 on or prior to October 2, 2024.

The total purchase of 4,000 shares of Evofem Series F-1 Preferred stock, with 1,260 shares being purchased in the 3 months ended September 30, 2024 and the remaining 2,740 shares being purchased in October 2024, for an aggregate purchase price of $4,000 was completed as scheduled. On November 19, 2024, Evofem, Aditxt and Merger Sub entered into the Fourth Amendment to the Amended and Restated Merger Agreement (the “Fourth Amendment”) to change the required consummation date to January 31, 2025.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the nine months ended September 30, 2024

2	Basis of preparation

The accompanying unaudited Pro Forma Consolidated Financial Statements of Aditxt have been prepared to give effect to the acquisitions of Evofem and Appili under the acquisition method of accounting in accordance with ASC Topic 805 – Business Combinations (“ASC 805”). The unaudited Pro Forma Consolidated Statement of Financial Position gives effect to the transactions as if they had occurred on September 30, 2024. The unaudited Pro Forma Consolidated Statement of Earnings for the nine months ended September 30, 2024, gives effect to the transactions as if they had occurred on January 1, 2023. The unaudited Pro Forma Consolidated Statement of Financial Position combines the unaudited interim condensed consolidated statement of financial position of Aditxt as of September 30, 2024, with the unaudited interim condensed consolidated statement of financial position of Evofem as of September 30, 2024, and the adjusted unaudited interim condensed consolidated statement of financial position of Appili as of September 30, 2024 (see Note 3). Certain amounts may not foot due to rounding.

The unaudited Pro Forma Consolidated Financial Statements are based on, and should be read in conjunction with:

●	the audited consolidated financial statements of Aditxt as of and for the year ended December 31, 2023 (“Aditxt’s 2023 Annual Consolidated Financial Statements”) prepared in U.S. dollars and in accordance with accounting principles generally accepted in the United States (“US GAAP);

●	the audited consolidated financial statements of Evofem as of and for the year ended December 31, 2023 (“Evofem’s 2023 Annual Consolidated Financial Statements”) prepared in U.S. dollars and in accordance with US GAAP;

●	the unaudited interim condensed consolidated financial statements of Aditxt as of and for the nine months ended September 30, 2024 (“Aditxt’s 2024 Interim Condensed Consolidated Financial Statements”) prepared in U.S. dollars and in accordance with accounting principles generally accepted in the United States (“US GAAP);

●	the unaudited interim condensed consolidated financial statements of Evofem as of and for the nine months ended September 30, 2024 (“Evofem’s 2024 Interim Condensed Consolidated Financial Statements”) prepared in U.S. dollars and in accordance with accounting principles generally accepted in the United States (“US GAAP);

●	the audited consolidated financial statements of Appili as of and for the year ended March 31, 2024 (Appili’s 2024 Annual Consolidated Financial Statements”) prepared in Canadian Dollars (“CAD”) and in accordance with Internation Financial Reporting Standards (“IFRS”); and

●	the unaudited interim condensed consolidated financial statements for the six months ended September 30, 2024 (“Appili 2024 Interim Condensed Consolidated Financial Statements”) prepared in CAD and in accordance with IFRS.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the nine months ended September 30, 2024

2	Basis of preparation (continued)

For the purposes of preparing the unaudited Pro Forma Consolidated Financial Statements, adjustments have been made to align the financial information to US GAAP and convert to U.S. dollars (see Note 3).

The unaudited Pro Forma Consolidated Financial Statements have been presented for illustrative purposes only. The pro forma information is not necessarily indicative of what the combined company financial position or financial performance would have been had the transactions been completed as at the dates indicated above, nor does it purport to project the future financial position or operating results of the combined company. The unaudited Pro Forma Consolidated Financial Statements do not reflect potential cost savings, operating synergies, and revenue enhancements that may be realized from the transactions. The actual financial position and results of operations of Aditxt for any period following the closing of the transactions may vary from the amounts set forth in the unaudited Pro Forma Consolidated Financial Statements, and such variations could be material.

The pro forma adjustments are based upon available information and certain assumptions believed to be reasonable under the circumstances. The purchase price allocation and the corresponding fair value adjustments are provisional and subject to refinement as more detailed analyses are completed and additional information about the fair value of assets acquired and liabilities assumed becomes available. Aditxt will finalize all amounts as it obtains the necessary information to complete the measurement process, which will be no later than one year from the closing of the transactions. Accordingly, the pro forma adjustments are preliminary and have been made solely for the purpose of providing the unaudited Pro Forma Consolidated Financial Statements. Differences between these preliminary estimates and the final acquisition accounting may occur, and these differences could be material to the accompanying unaudited Pro Forma Consolidated Financial Statements and Aditxt’s future financial performance and financial position.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the nine months ended September 30, 2024

3	IFRS to US GAAP Reconciliation

For the purposes of preparing the unaudited Pro Forma Interim Consolidated Financial Statements, adjustments have been made to align the financial information of Appili to US GAAP and convert to U.S. dollars as detailed below.

As the ending date of the fiscal period for Appili differs from that of Aditxt, adjustments were made to combine the historical results of Appili for the year ended March 31, 2024, with the six months period ended September 30, 2024, resulting in a recreated statement of earnings for the nine months ended September 30, 2024, as summarized below:

Appili Therapeutics Inc	As reported on September 30, 2024	US GAAP Adjustments	Notes	As of September 30, 2024	Currency Translation Adjustments	Notes	As of September 30, 2024
Consolidated Balance Sheet	(IFRS)			(US GAAP)			(US GAAP)
	(CAD)			(CAD)			(U.S. Dollars)
	$			$			$
Assets
Current Assets
Cash	665	-		665	(172)	(b)	493
Accounts receivable	726	-		726	(188)	(b)	538
Other receivable	24	-		24	(6)	(b)	18
Prepaid expenses	113	-		113	(29)	(b)	84
	1,528	-		1,528	(395)		1,133
Non-Current Assets
Fixed assets, net	26	-		26	(8)	(b)	18
Total Assets	1,554	-		1,554	(403)		1,151

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the nine months ended September 30, 2024

3	IFRS to US GAAP Reconciliation (continued)

Appili Therapeutics Inc	As reported on September 30, 2024	US GAAP Adjustments	Notes	As of September 30, 2024	Currency Translation Adjustments	Notes	As of September 30, 2024
Consolidated Balance Sheet	(IFRS)			(US GAAP)			(US GAAP)
	(CAD)			(CAD)			(U.S. Dollars)
	$			$			$
Liabilities
Current Liabilities
Accounts payable and accrued expenses	4,205	-		4,205	(1,090)	(b)	3,115
Long-term debt - current	9,608	-		9,608	(2,491)	(b)	7,117
Corporate taxes payable	42	-		42	(11)	(b)	31
	13,855	-		13,855	(3,592)		10,263
Non-Current liabilities
Long-term debt - non-current	814	-		814	(211)	(b)	603
Total Liabilities	14,669	-		14,669	(3,803)		10,866

Shareholder’s Equity
Additional paid-in capital	58,306	-		58,306	(13,576)	(c)	44,730
Accumulated deficit	(71,421)	-		(71,421)	16,848	(c)	(54,573)
Currency translation adjustments	-	-		-	128	(d)	128
Total Shareholder’s Equity	(13,115)	-		(13,115)	3,400		(9,715)

Total Liabilities and Shareholder’s Equity	1,554	-		1,554	(403)		1,151

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the nine months ended September 30, 2024

3	IFRS to US GAAP Reconciliation (continued)

Appili Therapeutics Inc	9 months ended September 30, 2024 (Recreated)	US GAAP Adjustments	Notes	9 months ended September 30, 2024	Currency translation adjustments	Notes	9 months ended September 30, 2024
	(IFRS)			(US GAAP)			(US GAAP)
	(CAD)			(CAD)			(U.S. Dollars)
Income	$			$			$
Sales	16	-		16	(4)	(e)	12
Interest income	1	-		1	-	(e)	1
	18	-		17	(4)		13
Expenses
Research and development	5,666	14	(a)	5,680	(1,504)	(e)	4,176
Sales and marketing	20	-		20	(5)	(e)	15
General and administrative expenses	2,236	-		2,236	(592)	(e)	1,644
Financing costs	2,144	-		2,144	(568)	(e)	1,576
Government assistance	(6,693)	(14)	(a)	(6,707)	1,776	(e)	(4,931)
Other expense	66	-		66	(17)	(e)	49
	3,438	-		3,439	(910)		2,529
Loss before income taxes	(3,420)	-		(3,422)	906		(2,516)
Income tax expense	10	-		10	(3)	(e)	7
Net loss	(3,431)	-		(3,432)	909		(2,523)

(a)	Reflects a presentation conforming adjustment to reclassify recognition of government grant funding relating to research and development activities on conversion from IFRS to US GAAP.

(b)	Reflects a currency translation adjustment from CAD to US dollars using the closing exchange rate on September 30, 2024, of 0.7408.

(c)	Reflects a currency translation adjustment from CAD to US dollars using the closing historical exchange rate for equity transactions and subsequently carried at historic values.

(d)	Reflects a presentation currency translation difference adjustment arising on translation of CAD to US dollars using historical rates.

(e)	Reflects a currency translation adjustment from CAD to US dollars using the average exchange rate for the nine months ended September 30, 2024, of 0.7351.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the nine months ended September 30, 2024

4	Preliminary Purchase Price Allocation

The following is a preliminary fair value estimate of the assets acquired, and liabilities assumed by Aditxt in connection with Appili Transaction and Evofem Transaction, reconciled to the purchase price. For any items without a corresponding reference below, book value is assumed to reasonably approximate fair value based on currently available information.

	Notes	Evofem	Appili
Assets acquired		$	$
Cash		-	493
Restricted cash		722	-
Accounts receivable		5,393	538
Inventory		1,463	-
Prepaid expenses		999	84
Other receivable		-	18
Intangible assets	(a)	14,021	6,880
Fixed assets		1,181	18
Right-of-use assets		127	-
Other assets		36	-
Total Assets		23,942	8,031
Liabilities assumed
Accounts payable and accrued expenses		25,210	3,115
Other current liabilities		4,652	-
Notes payable and other current liabilities, net of discount		268	-
Corporate taxes payable		-	31
Long-term debt		-	7,721
Contingent liabilities		14,583	-
Lease liabilities		126	-
		44,839	10,867
Fair value of identifiable net liabilities acquired		(20,897)	(2,836)

Goodwill arising on acquisition:
Cash consideration		1,800	6,096
Shares issued		-	12
Convertible preferred shares issued		95,609	-
Notes assumed		15,669	-
Consideration paid		110,078	6,108
Add: fair value of identifiable net liabilities acquired		20,897	2,836

Goodwill arising from transaction	(b)	133,975	8,944

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the nine months ended September 30, 2024

4	Preliminary Purchase Price Allocation (continued)

(a)	A preliminary fair value estimate of $6,880 has been allocated to identifiable intangible assets acquired for the Appili Transaction. Intangibles assets acquired include licenses and intellectual property rights to the research and development activities of Appili, with a useful life of 15 years. The book value of Evofem’s intangible assets is assumed to approximate the fair value at the close of the acquisition.

(b)	A preliminary estimate of $133,975 and $8,944 has been allocated to the goodwill for the Evofem Transaction and the Appili Transaction, respectively. Goodwill is calculated as the excess of the preliminary estimate of the acquisition date fair value of the consideration transferred, over the preliminary estimate of the fair values assigned to the identifiable assets acquired and liabilities assumed.

5	Pro Forma Adjustments in Connection with the Transactions

The following summarizes the pro forma adjustments in connection with the Appili Transaction and the Evofem Transaction to give effect to the transactions as if they had occurred on January 1, 2023, for the purposes of the unaudited Pro Forma Consolidated Statement of Earnings and on September 30, 2024, for the purposes of the unaudited Pro Forma Consolidated Statement of Financial Position. The pro forma adjustments were based on preliminary estimates and assumptions that are subject to change.

(a) Cash

Reflects the pro forma adjustment to cash representing the sources and uses of cash to close the Transactions as if the Transactions had occurred on September 30, 2024. Sources and uses of cash include the $6,096 decrease for the preliminary purchase price paid for the Appili Transaction, $1,800 decrease for the preliminary purchase price paid for the Evofem Transaction, and an increase of $30,000 in proceeds from the issuance of common stock of Aditxt, net of issuance costs.

(b) Intangible Assets

An increase of $6,880 to the carrying value of Appili intangible assets to adjust it to its preliminary estimated fair value and an increase of $803 to the accumulated amortization. Intangibles assets acquired include licenses and intellectual property rights to research and development activities of Appili.

(c) Goodwill

Reflects an increase of $133,975 and $8,944 of goodwill as a result of the preliminary purchase price allocation of Evofem Transaction and Appili Transaction, respectively. Goodwill is not amortized and is not currently assumed to be deductible for tax purposes. Goodwill could materially change based on changes in estimates in the fair value of the assets acquired, and liabilities assumed.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the nine months ended September 30, 2024

5	Pro Forma Adjustments in Connection with the Transactions (continued)

(d) Investment in Evofem

Reflects a decrease of $24,537 in Investment in Evofem for the elimination of cost of investment in Evofem on consolidation.

(e) Current Liabilities

Accounts payable and accrued expenses: Reflects an increase of $2,600 for transaction costs associated with Evofem Transaction and Appili Transaction.

Notes payable and other current liabilities - related party: Reflects a decrease of $685 for the elimination of inter-company balance on Evofem consolidation.

Convertible notes payable carried at fair value: Reflects a decrease of $14,183 to reflect the settlement of the notes in conjunction with the close of the transaction.

Convertible notes payable – Adjuvant: Reflects a decrease of $30,202 to reflect the settlement of the notes in conjunction with the close of the transaction.

Derivative liabilities: Reflects a decrease of $162 to reflect the settlement of the liability in conjunction with the close of the transaction.

(f) Mezzanine Equity

Convertible and redeemable preferred stock: Reflects an increase of $86,840 for the issuance of convertible preferred stock for the Evofem Transaction and $4,759 decrease on elimination of convertible preferred stock of Evofem on consolidation.

(g) Total Equity

Common stock: Reflects the elimination of $10 for the common stock of Evofem.

Additional paid-in capital:

Includes an increase to Aditxt for $30,000 capital, net of issuance costs to be raised in conjunction with the transactions. It also reflects an increase of $12 for the issuance of common stock in connection with the Appili Transaction, a $44,730 decrease on elimination of Appili paid-in-capital and a $825,430 decrease on elimination of Evofem paid-in-capital on consolidation.

Accumulated other comprehensive income (loss) adjustment: Reflects a decrease of $128 on elimination of currency translation adjustment on consolidation of Appili and an increase of $1,707 upon elimination of accumulated other comprehensive income (loss) of Evofem.

Accumulated deficit: Reflects a $894,522 and $54,573 decrease in accumulated deficit to eliminate historical retained loss of Evofem and Appili, respectively, $803 increase in cumulative amortization expense for intangible assets relating to Appili, and $2,600 increase for transaction costs associated with the Appili Transaction and Evofem Transaction.

Aditxt Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(In thousands of U.S. dollars)

For the nine months ended September 30, 2024

(h) The unaudited Pro Forma Consolidated Statement of Earnings is also adjusted as follows:

●	Decrease other income (expense), net by $1,665 for the nine months ended September 30, 2024, to remove the interest related to notes that would have been extinguished as a requirement of the Evofem closing.

●	Increase amortization expense by $344 for amortization of the intangible assets recorded at fair value for the nine months ended September 30, 2024.

●	Decrease to loss on issuance of financial instruments of $3,300 for the nine months ended September 30, 2024 to remove the impact of issuances of purchase rights due to a down-round related to instruments that would have been extinguished as a requirement of the Evofem closing.

●	Decrease to gain on debt extinguishment of $977 for the nine months ended September 30, 2024 to remove the impact of the debt extinguishment related to an instrument that would have been extinguished as a requirement of the Evofem closing.

●	Decrease to change in fair value of financial instruments of $4,896 for the nine months ended September 30, 2024 to remove the impact of fair value adjustments related to instruments that would have been extinguished as a requirement of the Evofem closing.

●	Decrease to implied dividend of $99 for the nine months ended September 30, 2024 on instruments that would have been extinguished as a requirement of the Evofem closing.